INVESTOR PRESENTATION – Q3 2018 EARNINGS OCTOBER 2018 NYSE: HCLP hicrush.com

Forward Looking Statements and Non-GAAP Measures Forward Looking Statements Some of the information included herein may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements give our current expectations and may contain projections of results of operations or of financial condition, or forecasts of future events. Words such as “may,” “should,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “hope,” “plan,” “estimate,” “anticipate,” “could,” “believe,” “project,” “budget,” “potential,” “likely,” or “continue,” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no expected results of operations or financial condition or other forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in Hi-Crush Partners LP’s (“Hi-Crush”) reports filed with the Securities and Exchange Commission (“SEC”), including those described under Item 1A, “Risk Factors” of Hi-Crush’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and any subsequently filed 10-Q. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the risk factors in our reports filed with the SEC or the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include: the volume of frac sand we are able to sell; the price at which we are able to sell frac sand; the outcome of any litigation, claims or assessments, including unasserted claims; changes in the price and availability of natural gas or electricity; changes in prevailing economic conditions; and difficulty collecting receivables. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Hi-Crush’s forward-looking statements speak only as of the date made and Hi-Crush undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. Use of Non-GAAP Information This presentation may include non-GAAP financial measures. Such non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. For additional disclosure regarding such non-GAAP measures, including reconciliations to their most directly comparable GAAP measure, please refer to Hi-Crush’s most recent earnings release at www.hicrush.com. 2

Business Update

A Differentiated Platform for Growth

We provide our customers with the high-quality, cost-effective proppant and logistics services they require, when and where needed

MINE. → **MOVE.** → **MANAGE.**

MINE.



- 17.3mm TPY pro-forma annual production capacity[1]
- High-quality Northern White and in-basin Permian reserves
- Industry-leading production cost profile

MOVE.



- Largest owned and operated terminal network in the industry
- Origins and destination ownership provides cost-effective service to all major U.S. oil and gas basins
- Partnering with preferred trucking providers for logistics to ensure efficiency

MANAGE.



- Fully-integrated, mine to wellsite supplier of frac sand and logistics solutions
- Our PropStream® proprietary last mile logistics solution delivers sand to the wellsite
- Following acquisition of FB Industries, Hi-Crush is the only last mile provider to offer both silo and container solutions

1) Includes 3.0mm TPY second Kermit facility and 850k TPY Wyeville expansion expected to be operational in December 2018 and early Q1 2019; also includes 2.86mm TPY Whitehall facility, which is temporarily idled due to market conditions

HI CRUSH PARTNERS LP
Performance Under Pressure
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MINE: Capacity to Meet Customer Needs Wyeville Blair Augusta Whitehall3 Kermit + Kermit 2 Capacity1 2.70mm TPY 2.86mm TPY 2.86mm TPY 2.86mm TPY 6.00mm TPY Northern Northern Northern Northern Permian Type White White White White Pearl Reserve Life1, 2 27 years 40 years 13 years 27 years 17 years Union Canadian Union Canadian Direct to Takeaway Pacific National Pacific National Truck Location Wisconsin Wisconsin Wisconsin Wisconsin West Texas Site 1) Wyeville and Kermit Complex capacity and reserve life calculations are pro-forma for expansions 2) Reserve life estimates based on reserve reports prepared by JT Boyd, as of December 31, 2017 3) Whitehall facility temporarily idled due to market conditions 5

MOVE: Owned and Operated Logistics Network



Wisconsin
Augusta
Blair
Whitehall
Wyeville
Bakken
Marcellus / Utica
DJ Basin
Kermit Complex
Permian
SCOOP / STACK
Haynesville
Eagle Ford
Northern White Sand Facility
In-Basin Sand Facility
Existing Terminal (HCLP owned)
Existing Terminal (Third party)

Logistics Network

- Provides flexibility to address changing demand dynamics, allows for increased profitability from third-party sand transactions, and proactively mitigates impacts of potential bottlenecks
- Ensures customer service priority and quality, and lowers cost to deliver Northern White volumes in basin by avoiding transload fees paid to third-party service providers

Q3 2018 Summary

- 81% of total volumes sold in-basin
- Managed logistics from mine to the wellsite for 24% of total volumes sold via PropStream

Note: Map does not reflect all third party terminals utilized by Hi-Crush to deliver sand to customers

HI CRUSH PARTNERS LP
Performance Under Pressure
6

MANAGE: Flexible Solutions for Our Customers


MINE.
MOVE.
MANAGE.

E&P Customer Priorities

Surety of Supply

- Our ability to offer customers the option of container- and silo-based last mile solution enables optimization of logistics for each wellsite
- FB Industries' silo solution offers increased capacity for onsite storage, while PropStream containers allow for more flexible delivery and wellsite management

Asset Utilization & ROI

- Our integrated container and silo offering completely eliminates need for pneumatic trucks, improving asset turns and driving cost savings
- Flexible offering allows customers to structurally reduce their costs by choosing the last mile solution best suited for individual wellsite environments

Health & Safety

- Completely enclosed containerized delivery system and top-fill conveyor solution for silo system meet all OSHA regulations, eliminate use of pneumatic trailers and reduce overall wellsite traffic
- Facilitates improved wellsite environment through noise reduction

HI CRUSH PARTNERS LP
Performance Under Pressure
7

Remaining Proactive in Our Evolution STRATEGIC FINANCIAL STRUCTURAL • July 2018: Acquired FB • July 2018: Announced • October 2018: Simplified Industries, expanding our private placement of Hi-Crush’s partnership last mile offering; the only $450mm senior unsecured structure through the 100% diversified last mile provider notes and a new 5-year equity-financed acquisition offering both container and asset-backed credit facility, of Hi-Crush Proppants LLC silo-based solutions enhancing balance sheet and economic control from flexibility, extending debt the general partner, • July 2018: Announced maturities, removing conserving cash, further customer-backed maintenance covenants strengthening the balance development of 3.0mm TPY and maintaining capital sheet, accelerating the Kermit 2 facility and 850K return flexibility path to a potential C-Corp TPY expansion of our conversion and maximizing existing Wyeville facility our flexibility to continue to • October 2018: Continue to execute strategic growth execute on shift to E&P initiatives customer base with 40% of volumes sold direct to E&Ps in Q3 2018 8

Q3 2018 Operational Highlights

Q3 2018 Statistics

40% Volumes sold direct to E&Ps	**81%** Volumes sold in-basin
24% Volumes sold through PropStream	**45%** Northern White volumes sold via Tier 1 terminals[1]
16 PropStream container systems exiting the quarter	**~250,000** Total tons of storage, including 140k tons of silo and 110k tons of rail storage

Quarterly Highlights

Success in Direct Sales to E&Ps

- Volumes sold direct to E&Ps increased 16%, demonstrating continued execution of our strategy to focus on this customer base

Continued PropStream Growth

- PropStream volumes increased 11% compared to Q2 2018

Kermit Facility Execution

- Our in-basin Kermit facility continued to operated above nameplate capacity throughout the quarter

Increased Services Revenue

- Services revenue not tied to contract or spot sales of frac sand increased quarter over quarter

1) Tier 1 terminals refers to Hi-Crush's Mingo Junction, Odessa, Pecos and Smithfield terminals

HI CRUSH PARTNERS LP
Performance Under Pressure
9

Temporary Demand Softness Impacting Sales Volumes HCLP Quarterly Volumes Sold Q3 2018 volumes of 2.8mm tons represents Q4 2018 volumes expected to total 13% YoY increase but 9% sequential decrease, 2.3 – 2.5mm tons; activity growth, expansion driven primarily by temporary softness in well and contracted development projects to add completions activity sales volumes beginning in early Q1 2019 000s tons 3,500 Quarterly Volumes Sold 3,000 Quarterly Nameplate Capacity 2,985 3,038 2,775 2,500 2,618 2,456 2,000 2,113 1,500 1,482 1,409 1,359 1,385 1,181 1,195 1,190 1,209 1,000 1,083 1,024 963 898 849 500 0 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18E Expect increasing 2019 demand as E&P budget resets and pipeline capacity expansions drive resumed growth in well completions activity 10

Structural Simplification

Simplifying Hi-Crush’s Corporate Structure Transaction Overview Strategic Benefits • Hi-Crush Partners LP (HCLP) acquired Hi- • Conserves cash and further strengthens Crush Proppants LLC (Sponsor) for balance sheet in current, temporarily softer consideration of 11.0 million newly issued market environment HCLP common units ‒ Eliminates significant cash distributions ‒ Eliminated incentive distribution rights associated with IDR reset path and (“IDRs”) and associated reset provisions requirement for three additional quarters of distributions above $0.7125 per unit ‒ Acquired control of the general partner and vested economic control of the partnership ‒ Financed 100% with equity in HCLP • Provides HCLP with additional flexibility to ‒ Removed potential future cash earnout continue growth initiatives over the near payments of up to $50 million associated and long-term with Blair and Whitehall dropdowns ‒ Enhances financial flexibility and ability to • Six non-independent members of the Board respond to the quickly evolving industry of Directors resigned upon completion; dynamics current Board of Directors comprised of • Consistent with focus on growing non-MLP CEO and three independent directors qualifying logistics income base and • CEO Bob Rasmus elected Chairman of the accelerates pathway to corporate Board conversion, which is expected to lower cost of capital, increase trading liquidity, and improve corporate governance 12

Simplified Hi-Crush Partnership Structure Pre-Simplification Current Partnership Structure Non- Avista Capital Management Partners and Management LP Unitholders1 Founders and Co-Investors Directors 5% of Outstanding LP Units Owned by 58% 28% 14% 100% HCLP Management Hi-Crush Proppants LLC Hi-Crush Partners LP (Sponsor) (NYSE: HCLP) 100% IDRs; 100% Economic Control Public Hi-Crush GP LLC 100% of IDRs; Hi-Crush (General Partner) Unitholders Economic Control Proppants LLC (Sponsor) 90.2% of LP Hi-Crush Partners LP Hi-Crush GP LLC (NYSE: HCLP) (General Partner) 1) Includes 9.3mm units issued to Avista Capital Partners, co-investors and former directors as part of Hi-Crush Proppants acquisition of Hi-Crush Proppants LLC and economic control from the general partner 13

The Path to Corporate Conversion Simplify Current Corporate Structure Remove structural hurdles to conversion and align interests of management and the unitholders Determine Optimal Conversion Structure Due diligence to determine how to eliminate or minimize any tax implications for unitholders Issue Proxy Statement Proxy statement to outline company strategy post-conversion and any potential tax implications Unitholder Vote Unitholders of record to vote on proposed conversion to C-Corporation Conversion to C-Corporation Upon approval from unitholders, finalize conversion to C-Corporation and issue shares of common stock Elect Additional Directors and Finalize Governance Structure Shareholders to elect additional members to complete Board of Directors, finalize governance structure Conversion to C-Corporation likely to be completed in 1H 2019 14

Financial Results & Outlook

2018 Guidance Update Metric Guidance Value1 Period Quarterly sales volumes 2.3 – 2.5 million tons Q4 2018 PropStream crews and FB systems 20+ PropStream crews, 15 – 20 FB silo systems 2018 exit Total capital expenditures $155 – $165 million FY 2018 DD&A expense $10 – $11 million Q4 2018 G&A expenses $14 – $15 million Q4 2018 1) Subject to periodic review and market conditions 2) Contracted capacity reflects pro-forma post Wyeville expansion and Kermit 2 development 16

Key Financial Metrics

$ in 000s, except per ton	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Revenues	$ 167,583	$ 216,456	$ 218,113	$ 248,520	$ 213,972
Adjusted EBITDA[1]	$ 41,706	$ 59,025	$ 64,464	$ 81,486	$ 50,583
Average selling price ($/ton)	$ 68	$ 71	$ 73	$ 70	$ 64
Sales volumes (tons)	2,456,195	2,985,115	2,617,627	3,037,504	2,775,360
Contribution margin ($/ton)[2]	$ 19.39	$ 23.46	$ 29.08	$ 30.94	$ 23.92

- Sequential volume decline of 9% driven by decreased well completions as E&Ps reduced activity during the quarter, exacerbated by expected startup of new in-basin volumes in the Permian
- Revenues lower by 14% sequentially, driven by reduced pricing and volumes
- Contribution margin declined to $23.92 per ton driven by lower sales prices on Northern White volumes as well as increased production costs per ton due to lower sales volumes
- Adjusted EBITDA decreased 38% sequentially, driven by lower pricing on Northern White tons and decreased sales volumes

1) Adjusted EBITDA is defined as net income plus depreciation, depletion and amortization and interest expense, net of interest income adjusted for earnings from equity method investments, loss on extinguishment of debt and any non-cash impairments of long-lived assets
2) Contribution margin is defined as total revenues less costs of goods sold excluding depreciation, depletion and amortization. Contribution margin excludes other operating expenses and income, including costs not directly associated with the operations of our business such as accounting, human resources, information technology, legal, sales and other administrative activities

HI CRUSH PARTNERS LP
Performance Under Pressure
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Q3 2018 Summary – Statements of Operations Unaudited Quarterly Consolidated Statements of Operations (Amounts in thousands, except per unit amounts) Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Revenues $ 167,583 $ 216,456 $ 218,113 $ 248,520 $ 213,972 Cost of goods sold (excluding depreciation, depletion and amortization) 119,955 146,428 141,983 154,531 147,583 Depreciation, depletion and amortization 8,805 8,220 7,799 10,482 10,241 Gross profit 38,823 61,808 68,331 83,507 56,148 Operating costs and expenses: General and administrative expenses 9,583 10,787 10,940 12,616 16,266 Accretion of asset retirement obligations 115 115 126 123 124 Other operating expenses 200 522 1,021 184 631 Other operating income (3,554) — — — — Income from operations 32,479 50,384 56,244 70,584 39,127 Other income (expense): Earnings from equity method investments 128 217 1,166 1,144 1,624 Interest expense (2,800) (3,091) (3,461) (3,720) (7,973) Loss on extinguishment of debt — (4,332) — — (6,233) Net income $ 29,807 $ 43,178 $ 53,949 $ 68,008 $ 26,545 Earnings per limited partner unit: Basic $ 0.33 $ 0.48 $ 0.60 $ 0.68 $ 0.30 Diluted $ 0.32 $ 0.47 $ 0.59 $ 0.67 $ 0.29 18

Q3 2018 Summary – EBITDA, Adjusted EBITDA, DCF

Unaudited EBITDA, Adjusted EBITDA and Distributable Cash Flow
(Amounts in thousands)

	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018
Reconciliation of distributable cash flow to net income:					
Net income	$ 29,807	$ 43,178	$ 53,949	$ 68,008	$ 26,545
Depreciation and depletion expense	8,806	8,222	7,799	10,482	10,241
Amortization expense	421	419	421	420	1,215
Interest expense	2,800	3,091	3,461	3,720	7,973
EBITDA	41,834	54,910	65,630	82,630	45,974
Earnings from equity method investments	(128)	(217)	(1,166)	(1,144)	(1,624)
Loss on extinguishment of debt	—	4,332	—	—	6,233
Adjusted EBITDA	41,706	59,025	64,464	81,486	50,583
Less: Cash interest paid	(2,427)	(2,818)	(3,266)	(3,477)	(7,649)
Less: Maintenance and replacement capital expenditures, including accrual for reserve replacement (1)	(3,399)	(5,553)	(4,675)	(5,561)	(4,914)
Add: Accretion of asset retirement obligations	115	115	126	123	124
Add: Unit-based compensation	1,509	1,808	1,801	1,810	1,897
Distributable cash flow	37,504	52,577	58,450	74,381	40,041
Less: Distributable cash flow attributable to the holder of incentive distribution rights	—	(593)	(2,047)	(7,821)	—
Distributable cash flow attributable to limited partner unitholders	$ 37,504	$ 51,984	$ 56,403	$ 66,560	$ 40,041

1) Maintenance and replacement capital expenditures, including accrual for reserve replacement, were determined based on an estimated reserve replacement cost of $1.35 per ton produced and delivered through September 30, 2017. Effective October 1, 2017, we increased the estimated reserve replacement cost to $1.85 per ton produced and delivered, due to the addition of our Kermit facility. Such expenditures include those associated with the replacement of equipment and sand reserves, to the extent that such expenditures are made to maintain our long-term operating capacity. The amount presented does not represent an actual reserve account or requirement to spend the capital.

HI CRUSH PARTNERS LP
Performance Under Pressure
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Fortress Balance Sheet Strong liquidity and financial flexibility, no maturities before 2022 and no maintenance covenants $ in 000s June 30, 2018 September 30, 2018 Cash $ 25,433 $ 175,430 Revolver/ABL $ - $ - Term loan1 193,741 - Senior unsecured notes2 - 440,622 Other notes payable 1,129 4,142 Total debt $ 194,870 $ 444,764 Net debt $ 169,437 $ 269,334 Revolver/ABL availability3,4 $ 103,580 $ 97,731 1) Senior secured term loan: $200mm original face value at L+3.75% subject to a 0.25% rate increase during any period the Partnership does not have a public corporate family rating of B2 or higher from Moody’s; rated B3 and B- by Moody’s and Standard & Poor’s, respectively 2) Senior unsecured notes: $450mm par value at 9.50%; presented net of issuance costs 3) Revolving credit agreement at June 30, 2018: $103.6mm available at L+2.75% ($125mm capacity less $21.4mm of LCs) 4) Asset-backed credit agreement (“ABL”): $97.7mm available at L+2.25% ($119.1mm borrowing base less $21.4mm of LCs) 20

Investor Contacts Investor Relations Contacts Caldwell Bailey, Lead Analyst, Investor Relations Marc Silverberg, ICR (713) 980-6270 IR@hicrush.com 21